Listing Report:Supplement No. 9 dated May 07, 2013 to Prospectus dated May 01, 2013
File pursuant to Rule 424(b)(3)
Registration Statement Nos. 333-179941 and 333-179941-01
Prosper Funding LLC
Borrower Payment Dependent Notes

Prosper Marketplace, Inc.
PMI Management Rights
This Listing Report supplements the prospectus dated May 01, 2013 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") Prosper Funding LLC is currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated May 01, 2013 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes. As described in the prospectus dated May 01, 2013, each Note will come attached with a PMI Management Right issued by Prosper Marketplace, Inc.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 749338
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	9.75%
Term:	60 months

Lender yield:	23.32%	Borrower rate/APR:	24.32% / 26.88%	Monthly payment:	$260.59

Lender servicing fee:	1.00%	Effective Yield*:	21.48%
		Estimated return*:	11.73%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Feb-1996	Debt/Income ratio:	30%
Credit score:	680-699 (Apr-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	3y 1m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,410	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Bankcard utilization:	82%
		Homeownership:	Yes
Screen name:	currency-paladin4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	680-699 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	0 ( 0% )	780-799 (Oct-2011)
Principal balance:	$5,994.98	31+ days late:	0 ( 0% )
Total payments billed:	18
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 749808
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$18,000.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	2.99%
Term:	60 months

Lender yield:	9.99%	Borrower rate/APR:	10.99% / 13.23%	Monthly payment:	$391.27

Lender servicing fee:	1.00%	Effective Yield*:	9.65%
		Estimated return*:	6.66%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jul-1998	Debt/Income ratio:	13%
Credit score:	780-799 (Apr-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	35y 0m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,249	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	51%
		Homeownership:	Yes
Screen name:	principal-fountain0	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...
Payoff loans to increase my monthly cash flow.
My financial situation:
I am a good candidate for this loan because...
Good credit history with stable long term employment & above average income - I have had the same residence for last 23 years
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 750570
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	4.74%
Term:	60 months

Lender yield:	14.19%	Borrower rate/APR:	15.19% / 17.52%	Monthly payment:	$597.24

Lender servicing fee:	1.00%	Effective Yield*:	13.50%
		Estimated return*:	8.76%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-1990	Debt/Income ratio:	16%
Credit score:	740-759 (Apr-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	26 / 23	Length of status:	2y 6m
Amount delinquent:	$0	Total credit lines:	45	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$48,600	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	59%
		Homeownership:	Yes
Screen name:	diligent-affluence922	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate credit card debt

My financial situation:
I am a good candidate for this loan because I have good credit, always pay my bills on time, good employment history with increasing income yearly, have history of paying off large loans such as car purchase, student loans, etc.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 766404
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$19,500.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	4.99%
Term:	36 months

Lender yield:	14.09%	Borrower rate/APR:	15.09% / 18.73%	Monthly payment:	$676.83

Lender servicing fee:	1.00%	Effective Yield*:	13.37%
		Estimated return*:	8.38%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jun-2000	Debt/Income ratio:	21%
Credit score:	700-719 (May-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	5y 8m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$17,461	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	46%
		Homeownership:	No
Screen name:	integrity-chief9	Borrower's state:	Delaware	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off all of our credit card debt.

My financial situation:
I am a good candidate for this loan because I always pay our bills on time. I am gainfully employed and my credit is good. The consolidation of all my debt into one payment per month will make "paying the bills" much easier, not to mention the fact that we will be debt free in 3 years.

Monthly net income: $3800
Monthly expenses: $
Housing: $1549
Insurance: $125
Car expenses: $240 (this will be paid off June 2014, 14 months left)
Utilities: $300
Phone, cable, internet: $100
Food, entertainment: $400
Clothing, household expenses: $50
Credit cards and other loans: $485 (These are the minimum payments on all of our credit cards that we will pay off)
Other expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 768980
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$35,000.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	3.99%
Term:	36 months

Lender yield:	11.99%	Borrower rate/APR:	12.99% / 15.83%	Monthly payment:	$1,179.12

Lender servicing fee:	1.00%	Effective Yield*:	11.48%
		Estimated return*:	7.49%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jul-1991	Debt/Income ratio:	22%
Credit score:	800-819 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 12	Length of status:	8y 4m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,158	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	37%
		Homeownership:	Yes
Screen name:	exciting-deal159	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Crossfit small business loan
Purpose of loan:
This loan will be used to fund a Crossfit business in Canal Winchester Ohio the perfect location between Columbus and Lancaster. I have stratigetically placed the business in a very busy area with great visibility and multiple accesses to the leased building. I have signed a two year lease agreement and have Crossfit affiliation and necessary insurance to provide excellent Crossfit training to the local area. Canal Winchester is a growing area and only has one ther gym in the vicinity that does not provide personal one to one and one to six scheduled training sessions. Crossfit is a form of intense functional movement and can be scaled for even the least athletic fit person. I am providing training to ages 14 thru eternity! The workouts are not only physically challenging but mentally challenging as well. These workouts provide the building of character on an individual basis and each new achievement is celebrated by everyone in the gym or what Crossfit calls "a box". I have employed my husband as the level 1 certified trainer and I will be running the business aspect until the middle of June when I am set to take the certification as well and incorporate kids Crossfit into the mix. As a registered nurse I feel it is very important to get our new generation of kids up and moving and challenging themselves for the future of our community.

My financial situation:
I am a good candidate for this loan because I am a registered nurse and am not leaving my current position. I plan on just incorporating this gym into my already existing schedule. I need the loan to buy the equipment and miscellaneous costs of starting a business. I have personally already invested 10,000.00 in the building, affiliation, business registration and insurance. I have priced out what the cost of the needed equipment to be at roughly 18,000 and will need office equipment as well along with advertising on a budget. ...we are planning on opening in June of 2013. My business plan projection based on very reasonable new members and retention of members looks as though in September I will be bringing in approximately 8000.00 with 4200.00 going to expenses. My plan with this loan would to be sustain and pay off in the quickest amount of time possible however three years is a very reasonable time frame. Please consider my loan request and help a small community become strong and fit.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 769382
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	14.25%
Term:	60 months

Lender yield:	29.32%	Borrower rate/APR:	30.32% / 33.04%	Monthly payment:	$130.20

Lender servicing fee:	1.00%	Effective Yield*:	26.67%
		Estimated return*:	12.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Sep-1993	Debt/Income ratio:	39%
Credit score:	680-699 (May-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	8y 8m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,204	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	66%
		Homeownership:	No
Screen name:	reverent-funds065	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: To consolidate my credit cards.
This loan will be used to... To pay off my credit cards

My financial situation:
I am a good candidate for this loan because... I have been able to pay my credit cards monthly. I can pay my loans.

Monthly net income: $1,548.36
Monthly expenses: $
Housing: $515.99
Insurance: $86
Car expenses: $0
Utilities: $250
Phone, cable, internet: $50
Food, entertainment: $300
Clothing, household expenses: $50
Credit cards and other loans: $250
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 769390
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	4.24%
Term:	60 months

Lender yield:	13.19%	Borrower rate/APR:	14.19% / 16.50%	Monthly payment:	$350.50

Lender servicing fee:	1.00%	Effective Yield*:	12.60%
		Estimated return*:	8.36%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-1995	Debt/Income ratio:	39%
Credit score:	720-739 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	13y 11m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$23,375	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	15	Bankcard utilization:	58%
		Homeownership:	Yes
Screen name:	thriller897	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 769506
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.74%
Term:	36 months

Lender yield:	15.39%	Borrower rate/APR:	16.39% / 20.05%	Monthly payment:	$530.25

Lender servicing fee:	1.00%	Effective Yield*:	14.52%
		Estimated return*:	8.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Nov-1991	Debt/Income ratio:	41%
Credit score:	760-779 (May-2013)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	12y 9m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,577	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	30%
		Homeownership:	Yes
Screen name:	poetic-gain952	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off high interest credit cards.

My financial situation:
I am a good candidate for this loan because I am responsible with my financial obligations and payments. This loan will be used to pay off cards that have been destroyed. The three year window to be clear of this debt is very attractive.

Monthly net income: $4421.00
Monthly expenses: $3525
Housing: $ 1400.00
Insurance: $50.00
Car expenses: $500.00
Utilities: $135.00
Phone, cable, internet: $200.00
Food, entertainment: $800.00
Clothing, household expenses: $100.00
Credit cards and other loans: $320.00

Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 769694
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	4.74%
Term:	36 months

Lender yield:	13.59%	Borrower rate/APR:	14.59% / 18.21%	Monthly payment:	$516.97

Lender servicing fee:	1.00%	Effective Yield*:	12.92%
		Estimated return*:	8.18%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jan-1963	Debt/Income ratio:	23%
Credit score:	700-719 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	10 / 10	Length of status:	0y 2m
Amount delinquent:	$166	Total credit lines:	28	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,034	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	22	Bankcard utilization:	72%
		Homeownership:	Yes
Screen name:	orange-pound-grove	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 769790
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,500.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	7.24%
Term:	36 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 22.71%	Monthly payment:	$128.28

Lender servicing fee:	1.00%	Effective Yield*:	16.79%
		Estimated return*:	9.55%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-1976	Debt/Income ratio:	12%
Credit score:	640-659 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 9	Length of status:	5y 9m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$9,145	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	67%
		Homeownership:	Yes
Screen name:	lively-treasure136	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...
pay off a higher rate credit card
My financial situation:
I am a good candidate for this loan because...

Monthly net income: $3500
Total Monthly expenses: $2300
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 769900
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	4.99%
Term:	60 months

Lender yield:	14.79%	Borrower rate/APR:	15.79% / 18.14%	Monthly payment:	$96.83

Lender servicing fee:	1.00%	Effective Yield*:	14.04%
		Estimated return*:	9.05%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Oct-2006	Debt/Income ratio:	10%
Credit score:	800-819 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	5y 11m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$361	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	3%
		Homeownership:	Yes
Screen name:	felicity-futurist4	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Loans
Purpose of loan:
This loan will be used to...prepare wedding expense

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $20,000
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 770050
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,500.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.99%
Term:	36 months

Lender yield:	15.79%	Borrower rate/APR:	16.79% / 20.46%	Monthly payment:	$124.42

Lender servicing fee:	1.00%	Effective Yield*:	14.87%
		Estimated return*:	8.88%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Apr-1999	Debt/Income ratio:	18%
Credit score:	740-759 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 12	Length of status:	17y 5m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$56,318	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	83%
		Homeownership:	Yes
Screen name:	aggresive-p2p782	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other to help a friend out
Purpose of loan:
This loan will be used to...help a friend out with there medical bills

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 770086
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	6.49%
Term:	36 months

Lender yield:	16.74%	Borrower rate/APR:	17.74% / 21.43%	Monthly payment:	$360.22

Lender servicing fee:	1.00%	Effective Yield*:	15.71%
		Estimated return*:	9.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Mar-2004	Debt/Income ratio:	21%
Credit score:	700-719 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	8y 7m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,761	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	55%
		Homeownership:	No
Screen name:	duty-gatherer149	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 770352
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	15.75%
Term:	36 months

Lender yield:	30.34%	Borrower rate/APR:	31.34% / 35.36%	Monthly payment:	$129.57

Lender servicing fee:	1.00%	Effective Yield*:	27.60%
		Estimated return*:	11.85%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Nov-1987	Debt/Income ratio:	97%
Credit score:	720-739 (May-2013)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	14 / 12	Length of status:	3y 9m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,628	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	57%
		Homeownership:	Yes
Screen name:	special-p2ploan6	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto
Purpose of loan:
This loan will be used to... buy a car

My financial situation:
I am a good candidate for this loan because...
i receive a steady income I always pay all my payments on time or ahead of time

Monthly net income: $4500.00
Monthly expenses: $420.00
Housing: $0.00
Insurance: $60.00
Car expenses: $0.00
Utilities: $200.00
Phone, cable, internet: $30.00
Food, entertainment: $400.00
Clothing, household expenses: $0.00
Credit cards and other loans: $200.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 770374
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,500.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	6.49%
Term:	60 months

Lender yield:	18.14%	Borrower rate/APR:	19.14% / 21.57%	Monthly payment:	$247.17

Lender servicing fee:	1.00%	Effective Yield*:	17.02%
		Estimated return*:	10.53%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jul-1998	Debt/Income ratio:	34%
Credit score:	700-719 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	0y 1m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,098	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	59%
		Homeownership:	Yes
Screen name:	duty-sycamore082	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $3200
Monthly expenses: $
Housing: $450
Insurance: $80
Car expenses: $450
Utilities: $150
Phone, cable, internet: $60
Food, entertainment: $200
Clothing, household expenses: $50
Credit cards and other loans: $400
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 770542
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	2.74%
Term:	36 months

Lender yield:	9.34%	Borrower rate/APR:	10.34% / 13.14%	Monthly payment:	$259.42

Lender servicing fee:	1.00%	Effective Yield*:	9.05%
		Estimated return*:	6.31%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	May-1996	Debt/Income ratio:	3%
Credit score:	760-779 (May-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 6	Length of status:	11y 7m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,639	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	87%
		Homeownership:	Yes
Screen name:	persistent-community527	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to payoff debts and home improvements.

My financial situation:
I am a good candidate for this loan because I have secure employment and consistently pay my debts.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 770670
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$16,000.00	Prosper Rating:	AA	Listing Duration:	14 days
		Estimated loss*:	1.99%
Term:	60 months

Lender yield:	7.69%	Borrower rate/APR:	8.69% / 10.88%	Monthly payment:	$329.73

Lender servicing fee:	1.00%	Effective Yield*:	7.51%
		Estimated return*:	5.52%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Aug-1985	Debt/Income ratio:	16%
Credit score:	780-799 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	7y 4m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,510	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	30%
		Homeownership:	Yes
Screen name:	transaction-clarinet40	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...pay off my 2 high interest credit cards

My financial situation:
I am a good candidate for this loan because...I am a foreman at the Convention Center in San Diego. We are booked thru 2015. So I have a steady good job. I have no payment delinquencies or late payments, no negative public records, the inquiries on my credit were from when I bought my home, I don't know why the checked it so many times for just 1 purchase. I would really like to pay less interest and get my dept paid.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 771090
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	AA	Listing Duration:	14 days
		Estimated loss*:	1.99%
Term:	36 months

Lender yield:	7.49%	Borrower rate/APR:	8.49% / 9.84%	Monthly payment:	$126.25

Lender servicing fee:	1.00%	Effective Yield*:	7.31%
		Estimated return*:	5.32%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Apr-1992	Debt/Income ratio:	17%
Credit score:	780-799 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	18 / 13	Length of status:	3y 9m
Amount delinquent:	$0	Total credit lines:	50	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,327	Stated income:	$100,000+
Delinquencies in last 7y:	1	Bankcard utilization:	46%
		Homeownership:	Yes
Screen name:	interest-giraffe584	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 3	On-time:	45 ( 67% )	780-799 (Latest)
Principal borrowed:	$30,600.00	< 31 days late:	22 ( 33% )	640-659 (Nov-2011) 760-779 (Jan-2010) 740-759 (Nov-2009) 760-779 (Sep-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	67
Description
Business
Purpose of loan:
This loan will be used to hire a part time employee for the next three months in order to handle the addtional business we have.

My financial situation:
I am a good candidate for this loan because my credit is excellent and I have paid back much larger Prosper loans in past without incident and some were paid much earlier
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 771162
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	AA	Listing Duration:	14 days
		Estimated loss*:	1.74%
Term:	36 months

Lender yield:	6.99%	Borrower rate/APR:	7.99% / 9.33%	Monthly payment:	$469.98

Lender servicing fee:	1.00%	Effective Yield*:	6.84%
		Estimated return*:	5.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	May-1989	Debt/Income ratio:	23%
Credit score:	740-759 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 15	Length of status:	30y 0m
Amount delinquent:	$0	Total credit lines:	50	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$42,952	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	57%
		Homeownership:	Yes
Screen name:	credible-loyalty6	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to... consolidate two credit cards (Bank of America and Discover)

My financial situation:
I have never defaulted on any obligation in my life. I am a senior officer on active duty (29 years of service U.S. Army) and currently being buried in interest payments due to a hardship situation that occurred several years ago. Am very appreciative of the help and will certainly repay this obligation. I will still have one major credit card with a high balance, but the interest rate is low enough that I can payoff this card at the same time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 763071
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.25%
Term:	60 months

Lender yield:	25.72%	Borrower rate/APR:	26.72% / 29.34%	Monthly payment:	$394.79

Lender servicing fee:	1.00%	Effective Yield*:	23.55%
		Estimated return*:	12.30%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Mar-2005	Debt/Income ratio:	28%
Credit score:	680-699 (Apr-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 14	Length of status:	4y 8m
Amount delinquent:	$0	Total credit lines:	43	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,062	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	72%
		Homeownership:	No
Screen name:	loan-cargo7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...pay off some credit cards.

My financial situation: Wells fargo/patelco credit union
I am a good candidate for this loan because...i pay my bills religiously

Monthly net income: $3500
Monthly expenses: $
Housing: $
Insurance: $250.00
Car expenses: $200
Utilities: $100.00
Phone, cable, internet: $200.00
Food, entertainment: $200.00
Clothing, household expenses: $
Credit cards and other loans: $700.00
Other expenses: $
200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 766763
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$17,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	7.99%
Term:	60 months

Lender yield:	20.79%	Borrower rate/APR:	21.79% / 24.28%	Monthly payment:	$467.49

Lender servicing fee:	1.00%	Effective Yield*:	19.32%
		Estimated return*:	11.33%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Mar-1975	Debt/Income ratio:	22%
Credit score:	680-699 (May-2013)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 12	Length of status:	4y 4m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$9,090	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	23%
		Homeownership:	No
Screen name:	rupeeologist2	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	9 ( 100% )	680-699 (Latest)
Principal borrowed:	$10,500.00	< 31 days late:	0 ( 0% )	700-719 (May-2012)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Debt consolidation
Purpose of loan:
This loan will be used to...consolidate existing high interest debt

My financial situation: Very stable I have a six figure income and have been the medical director at my current place of employment for the past 4 years. I have commercial rental property with over 50% equity and a long term (9 year) lease.
I am a good candidate for this loan because...my debt payments will have been consolidated to a car payment and this payment.

Monthly net income: $ 6900.00
Monthly expenses: $
Housing: $2240.00
Insurance: $175.00
Car expenses: $880.00
Utilities: $400.00
Phone, cable, internet: $500.00
Food, entertainment: $800.00
Clothing, household expenses: $200.00
Credit cards and other loans: $500.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 767645
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.75%
Term:	36 months

Lender yield:	24.66%	Borrower rate/APR:	25.66% / 29.54%	Monthly payment:	$80.22

Lender servicing fee:	1.00%	Effective Yield*:	22.54%
		Estimated return*:	10.79%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Aug-1986	Debt/Income ratio:	13%
Credit score:	640-659 (May-2013)	Inquiries last 6m:	3	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	6 / 4	Length of status:	2y 0m
Amount delinquent:	$0	Total credit lines:	52	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,414	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	15	Bankcard utilization:	96%
		Homeownership:	No
Screen name:	top-encouraging-repayment	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other
Purpose of loan:
This loan will be used to Purchase a Riding Lawn Mower
My financial situation: Very Good
I am a good candidate for this loan because...I just got a car loan from Wells Fargo Dealer Services on March 13th, 2013 and my soul purpose is to re build my credit back to where it use to be 750+ before I was forced to retire by the federal government, due to PTSD.

Monthly net income: $4,000.00
Monthly expenses: $
Housing: $750.00
Insurance: $145.00
Car expenses: $350.00
Utilities: $160.00
Phone, cable, internet: $120.00
Food, entertainment: $200.00
Clothing, household expenses: $
Credit cards and other loans: $300.00
Other expenses: $200.00 a month for daughters burial expenses. Remain Balance is
$5,700.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 768077
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	2.99%
Term:	36 months

Lender yield:	9.89%	Borrower rate/APR:	10.89% / 13.70%	Monthly payment:	$65.37

Lender servicing fee:	1.00%	Effective Yield*:	9.56%
		Estimated return*:	6.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-1991	Debt/Income ratio:	9%
Credit score:	760-779 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	8 / 6	Length of status:	12y 0m
Amount delinquent:	$26,673	Total credit lines:	28	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$369	Stated income:	$100,000+
Delinquencies in last 7y:	4	Bankcard utilization:	11%
		Homeownership:	Yes
Screen name:	transparency-companion4	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	7 ( 100% )	760-779 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	720-739 (Sep-2012)
Principal balance:	$1,654.87	31+ days late:	0 ( 0% )
Total payments billed:	7
Description
Pets medical bills
Purpose of loan:
Pay for vet bills caring for my Chow/Golden Retriever mix dog

My financial situation:
Is very good, stable job with long term outlook.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 769049
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	14.25%
Term:	36 months

Lender yield:	28.32%	Borrower rate/APR:	29.32% / 33.29%	Monthly payment:	$168.32

Lender servicing fee:	1.00%	Effective Yield*:	25.75%
		Estimated return*:	11.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jun-1983	Debt/Income ratio:	72%
Credit score:	680-699 (May-2013)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	0y 0m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,489	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	64%
		Homeownership:	No
Screen name:	bold-exchange-exec	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 769565
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	4.99%
Term:	60 months

Lender yield:	14.79%	Borrower rate/APR:	15.79% / 18.14%	Monthly payment:	$605.17

Lender servicing fee:	1.00%	Effective Yield*:	14.04%
		Estimated return*:	9.05%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	May-1989	Debt/Income ratio:	29%
Credit score:	780-799 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 14	Length of status:	19y 0m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21,517	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	51%
		Homeownership:	Yes
Screen name:	p2p-eagle3	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: to consolidate credit bills into one payment
This loan will be used to...

My financial situation: stable
I am a good candidate for this loan because...my bills are payed on time

Monthly net income: $2007.51 every 2 weeks
Monthly expenses: $
Housing: $ mortgage is shared with my mother because we own the house together so I pay 1207.00 a month which is 1/2 of the mortgage
Insurance: $?
Car expenses: $ car is paid in fuller's
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 769675
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	AA	Listing Duration:	14 days
		Estimated loss*:	1.49%
Term:	36 months

Lender yield:	6.59%	Borrower rate/APR:	7.59% / 8.93%	Monthly payment:	$622.95

Lender servicing fee:	1.00%	Effective Yield*:	6.47%
		Estimated return*:	4.98%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-1997	Debt/Income ratio:	18%
Credit score:	820-839 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 8	Length of status:	9y 9m
Amount delinquent:	$0	Total credit lines:	48	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$23,284	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	40%
		Homeownership:	Yes
Screen name:	kindness-superstar6	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 769745
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	AA	Listing Duration:	14 days
		Estimated loss*:	1.99%
Term:	60 months

Lender yield:	7.69%	Borrower rate/APR:	8.69% / 10.88%	Monthly payment:	$412.16

Lender servicing fee:	1.00%	Effective Yield*:	7.51%
		Estimated return*:	5.52%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	May-1995	Debt/Income ratio:	15%
Credit score:	800-819 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	11 / 10	Length of status:	11y 6m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,780	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Bankcard utilization:	37%
		Homeownership:	Yes
Screen name:	harmonious-vigilance637	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 770051
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	7.24%
Term:	36 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 22.71%	Monthly payment:	$73.30

Lender servicing fee:	1.00%	Effective Yield*:	16.79%
		Estimated return*:	9.55%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Mar-1994	Debt/Income ratio:	7%
Credit score:	720-739 (Apr-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	12y 3m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$896	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	economy-solo6	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...PAY OFF BILLS

My financial situation:
I am a good candidate for this loan because... I MAKE SURE MY BILLS GET PAID

Monthly net income: $2000.00
Monthly expenses: $ 150.00
Housing: $ 600.00
Insurance: $ 50.00
Car expenses: $ 0
Utilities: $ 0
Phone, cable, internet: $ 140.00
Food, entertainment: $ 10.00
Clothing, household expenses: $ 20.00
Credit cards and other loans: $ 0
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 770069
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.99%
Term:	36 months

Lender yield:	20.59%	Borrower rate/APR:	21.59% / 25.37%	Monthly payment:	$189.89

Lender servicing fee:	1.00%	Effective Yield*:	19.03%
		Estimated return*:	10.04%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Dec-1978	Debt/Income ratio:	28%
Credit score:	660-679 (May-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	29y 8m
Amount delinquent:	$0	Total credit lines:	61	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$20,080	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	49	Bankcard utilization:	99%
		Homeownership:	No
Screen name:	rancher520	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	660-679 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	0 ( 0% )	640-659 (Jul-2012)
Principal balance:	$2,477.34	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Home improvement
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because..this loan will be automatic deducted from my checking account on a monthly basis and I am more finacially responable.

Monthly net income: $3135.00
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 770075
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	6.49%
Term:	60 months

Lender yield:	18.14%	Borrower rate/APR:	19.14% / 21.57%	Monthly payment:	$260.18

Lender servicing fee:	1.00%	Effective Yield*:	17.02%
		Estimated return*:	10.53%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jun-1995	Debt/Income ratio:	46%
Credit score:	740-759 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 15	Length of status:	1y 4m
Amount delinquent:	$0	Total credit lines:	54	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$26,710	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	79%
		Homeownership:	Yes
Screen name:	newest-loan-caramel	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off revolving credit cards.

My financial situation:
I am a good candidate for this loan because I have a solid track record of paying my bills on time.

Monthly net income: $ 8000
Monthly expenses: $
Housing: $2000
Insurance: $130
Car expenses: $1000
Utilities: $150
Phone, cable, internet: $250
Food, entertainment: $600
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 770089
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	9.75%
Term:	36 months

Lender yield:	21.72%	Borrower rate/APR:	22.72% / 26.53%	Monthly payment:	$154.26

Lender servicing fee:	1.00%	Effective Yield*:	20.00%
		Estimated return*:	10.25%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1999	Debt/Income ratio:	14%
Credit score:	660-679 (Apr-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 9	Length of status:	2y 10m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,755	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	11	Bankcard utilization:	75%
		Homeownership:	Yes
Screen name:	first-dignified-hope9	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 770259
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	6.74%
Term:	36 months

Lender yield:	17.24%	Borrower rate/APR:	18.24% / 21.95%	Monthly payment:	$544.09

Lender servicing fee:	1.00%	Effective Yield*:	16.15%
		Estimated return*:	9.41%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Feb-1993	Debt/Income ratio:	26%
Credit score:	700-719 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	8 / 8	Length of status:	8y 0m
Amount delinquent:	$19,154	Total credit lines:	40	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,535	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Bankcard utilization:	89%
		Homeownership:	No
Screen name:	greenback-marauder8	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...pay off one of my credit cards

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $3000
Monthly expenses: $2000
Housing: $1045
Insurance: $300
Car expenses: $156
Utilities: $140
Phone, cable, internet: $280
Food, entertainment: $300
Clothing, household expenses: $20
Credit cards and other loans: $400
Other expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 770427
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$11,000.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	2.49%
Term:	60 months

Lender yield:	8.99%	Borrower rate/APR:	9.99% / 12.21%	Monthly payment:	$233.66

Lender servicing fee:	1.00%	Effective Yield*:	8.73%
		Estimated return*:	6.24%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Apr-1996	Debt/Income ratio:	15%
Credit score:	760-779 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	12y 1m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,216	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	75%
		Homeownership:	Yes
Screen name:	hope-assembler5	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 770467
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.25%
Term:	36 months

Lender yield:	23.92%	Borrower rate/APR:	24.92% / 28.78%	Monthly payment:	$198.59

Lender servicing fee:	1.00%	Effective Yield*:	21.90%
		Estimated return*:	10.65%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Aug-2002	Debt/Income ratio:	32%
Credit score:	640-659 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	29 / 29	Length of status:	0y 9m
Amount delinquent:	$0	Total credit lines:	40	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$24,109	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	No
Screen name:	chia04	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 3	On-time:	52 ( 100% )	640-659 (Latest)
Principal borrowed:	$10,450.00	< 31 days late:	0 ( 0% )	640-659 (Oct-2011) 620-639 (Apr-2010) 680-699 (Mar-2008)
Principal balance:	$0.03	31+ days late:	0 ( 0% )
Total payments billed:	52
Description
Debt Consolidation - Repeat Lender
Purpose of loan: Debt Consolidation
This loan will be used to payoff several credit cards.

My financial situation:
I am a good candidate for this loan because I am a repeat borrower who has never missed a payment and has frequently paid ahead. I have a solid employment history with no threat of losing that position. I have used Prosper loans in the past to pay off credit cards, which I then immediately close to prevent any future debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 770545
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	6.49%
Term:	36 months

Lender yield:	16.74%	Borrower rate/APR:	17.74% / 21.43%	Monthly payment:	$540.33

Lender servicing fee:	1.00%	Effective Yield*:	15.71%
		Estimated return*:	9.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-1995	Debt/Income ratio:	17%
Credit score:	660-679 (Apr-2013)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	11 / 11	Length of status:	9y 9m
Amount delinquent:	$2,295	Total credit lines:	22	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$11,486	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	79%
		Homeownership:	No
Screen name:	wise-cognizant-hope	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 770569
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	7.49%
Term:	60 months

Lender yield:	19.99%	Borrower rate/APR:	20.99% / 23.46%	Monthly payment:	$202.86

Lender servicing fee:	1.00%	Effective Yield*:	18.64%
		Estimated return*:	11.15%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Nov-2000	Debt/Income ratio:	17%
Credit score:	700-719 (May-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 5	Length of status:	24y 2m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,688	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	58%
		Homeownership:	Yes
Screen name:	methodical-silver5	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 770611
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	14.75%
Term:	60 months

Lender yield:	29.96%	Borrower rate/APR:	30.96% / 33.70%	Monthly payment:	$131.78

Lender servicing fee:	1.00%	Effective Yield*:	27.25%
		Estimated return*:	12.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Aug-2009	Debt/Income ratio:	12%
Credit score:	680-699 (May-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	12y 4m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,718	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	81%
		Homeownership:	No
Screen name:	jjfini	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 770623
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,500.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	3.24%
Term:	60 months

Lender yield:	10.69%	Borrower rate/APR:	11.69% / 13.94%	Monthly payment:	$276.10

Lender servicing fee:	1.00%	Effective Yield*:	10.30%
		Estimated return*:	7.06%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-1996	Debt/Income ratio:	25%
Credit score:	760-779 (May-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	22 / 21	Length of status:	12y 9m
Amount delinquent:	$0	Total credit lines:	47	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$24,284	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	25%
		Homeownership:	Yes
Screen name:	preeminant-trade053	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate other credit cards.

My financial situation:
I am a good candidate for this loan because I have always paid my creditors on time
Information in the Description is not verified.